SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) September 27, 1996


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
       Servicing Agreement, dated as of September 1, 1996,
          providing for the issuance of Home Equity Loan
           Pass-Through Certificates, Series 1996-HE3)


                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


 New Jersey                           33-5042                  21-0627285
 ------------------------------------------------------------------------
(State or other jurisdiction      (Commission         (I.R.S. Employer
            of incorporation)     File Number)        Identification No.)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



   Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On September 27, 1996 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its Home Equity Loan Pass-Through Certificates, Series 1996-HE3 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one-to-four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated August 22, 1996 as supplemented by the Prospectus Supplement dated September 24, 1996.

The original principal balance of each Class of the Certificates is as follows:


              Class A1                    $37,643,000.00
              Class A2                    $12,194,000.00
              Class A3                    $24,250,000.00
              Class A4                    $22,860,000.00
              Class A5                    $10,911,000.00
              Class R1                           $500.00
              Class R2                           $500.00
              Class M                      $2,762,943.00
              Class B1                     $2,939,302.00
              Class B2                       $999,364.00
              Class B3                     $1,646,009.00
              Class B4                       $587,861.00
              Class B5                       $764,218.00
              Class S                              (1)

                                     ------------------------
                              Total      $117,558,697.00
                                     ------------------------


1. The Class S has an original Notional Principal Balance equal to $117,558,697.00.

The Initial Maximum Amount equals 8.25% of the initial aggregate
Certificate Principal Balance of all the Certificates. The
Company has agreed to sell the Class R1 and Class R2 Certificates to PaineWebber Incorporated and will make a payment with respect to such Certificates in the amount of $48,500.

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self-amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 95.19% of the Mortgage Loans are Self-amortizing Mortgage Loans, and approximately 4.81% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

         The Mortgage Rates borne by the Mortgage Loans range from approximately 7.20% to 15.94% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.79% per annum. The original principal balances of the Mortgage Loans range from approximately $3,945 to $500,000 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is expected to be approximately $69,250 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is June 1987, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is August 2026. All of the Mortgage Loans have original terms to maturity of approximately 5 to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 28 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 208 months. Approximately 40.47% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 177 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 3.31% to 85.01%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 68.18%. The Second-Lien Combined Loan-to-Value of the second-lien Mortgages at origination is expected to range from approximately 24.09% to 84.95%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is expected to be approximately 69.94%. No more than approximately 0.75% of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area

         No more than approximately 3.98% of the Mortgage Loans are expected to have been originated under the NIV program. Less than 0.25% of the Mortgage Loans are expected to have been originated under the High LTV program. No more than 6.75% of the Mortgage loans will be "Consumer Direct" loans originated by the Company with borrowers who currently have loans serviced by the Company. In addition, no more than approximately 2.6% of the Mortgage Loans are expected to have been originated under the Streamlined Portfolio program.

         Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans expected to be included therein:

                 Cut-off Date Principal Balances

-------------------------------------------------------------------------------
                                                              Percentage of
                                                               Cut-off Date
Range of Cut-off Date      Number of        Cut-off Date        Aggregate
 Principal Balances      Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------------------------------------------------

$     00.00 -   10,000.00     26            $209,198.27          0.18%
  10,000.01 -   20,000.00    134          $2,166,601.70          1.84%
  20,000.01 -   30,000.00    200          $5,153,485.67          4.38%
  30,000.01 -   40,000.00    186          $6,591,117.97          5.61%
  40,000.01 -   50,000.00    196          $8,907,015.67          7.58%
  50,000.01 -   60,000.00    186         $10,282,476.23          8.75%
  60,000.01 -   75,000.00    226         $15,149,852.20         12.89%
  75,000.01 -  100,000.00    244         $21,397,421.66         18.20%
100,000.01  -  150,000.00    201         $24,241,196.02         20.62%
150,000.01  -  200,000.00     43          $7,345,556.36          6.25%
200,000.01  -  250,000.00     24          $5,518,103.46          4.69%
250,000.01  -  300,000.00     19          $5,073,089.66          4.32%
300,000.01  -  350,000.00      7          $2,303,321.41          1.96%
350,000.01  -  400,000.00      6          $2,286,421.90          1.94%
400,000.01+                    2            $933,839.34          0.79%
                        =======================================================
                 Total     1,700        $117,558,697.52        100.00%
                        =======================================================

                          Mortgage Rates


------------------------------------------------------------------------------
                                                              Percentage of
                                                              Cut-off Date
                            Number of       Cut-off Date        Aggregate
Range of Mortgage Rates  Mortgage Loans  Principal Balance   Principal Balance
------------------------------------------------------------------------------

   0.000 -   7.500%             3           $512,523.64            0.44%
   7.501 -   8.000             19         $2,009,187.35            1.70%
   8.001 -   8.500             44         $4,900,469.01            4.17%
   8.501 -   9.000            239        $22,852,637.26           19.44%
   9.001 -   9.500            345        $25,474,127.61           21.67%
   9.501 -  10.000            334        $24,180,190.50           20.57%
 10.001  -  10.500            220        $14,490,485.20           12.33%
 10.501  -  11.000            231        $11,201,733.69            9.53%
 11.001  -  11.500             92         $4,446,499.43            3.78%
 11.501  -  12.000             71         $3,365,123.63            2.86%
 12.001  -  12.500             24           $977,434.14            0.83%
 12.501  -  13.000             32         $1,268,736.40            1.08%
 13.001  -  13.500             16           $845,533.35            0.72%
 13.501  -  14.000             12           $438,410.36            0.37%
 14.001  -  15.000             12           $312,335.25            0.27%
 15.001 & Above                 6           $283,270.70            0.24%
                       =========================================================
                Total       1,700       $117,558,697.52          100.00%
                       =========================================================

         Geographic Distribution of Mortgaged Properties

-------------------------------------------------------------------------------
                                                         Percentage of
                      Number of        Cut-off Date      Cut-off Date Aggregate
State                Mortgage Loans   Principal Balance  Principal Balance
-------------------------------------------------------------------------------

Alabama                   31          $1,153,361.96             0.98%
Arizona                    9            $289,624.67             0.25%
Arkansas                   1             $65,564.16             0.06%
California                31          $3,664,384.44             3.12%
Colorado                  33          $2,600,134.87             2.21%
Connecticut               58          $5,522,969.65             4.70%
District of Columbia      43          $3,230,185.46             2.75%
Delaware                   8            $407,737.34             0.35%
Florida                  175          $8,547,869.21             7.27%
Georgia                   33          $2,039,071.84             1.73%
Idaho                      6            $584,307.51             0.50%
Illinois                  98          $6,857,114.26             5.83%
Indiana                   29          $1,673,195.72             1.42%
Kansas                     1             $65,219.58             0.06%
Kentucky                   4            $240,944.81             0.20%
Louisiana                  3            $103,626.78             0.09%
Maine                      4            $159,079.66             0.14%
Massachusetts             74          $6,807,946.04             5.79%
Maryland                 124          $8,824,860.71             7.51%
Michigan                  52          $4,039,239.10             3.44%
Minnesota                  9            $404,193.37             0.34%
Mississippi                2            $111,620.39             0.09%
Missouri                  32          $1,601,934.06             1.36%
North Carolina            85          $4,638,681.20             3.95%
New Hampshire              7            $406,439.72             0.35%
New Jersey               117          $9,018,522.21             7.67%
New Mexico                31          $1,565,337.91             1.33%
Nevada                     7            $317,357.65             0.27%
New York                 149         $15,150,683.64            12.89%
Ohio                      80          $5,026,810.39             4.28%
Oklahoma                   3            $213,631.76             0.18%
Oregon                    29          $1,764,999.37             1.50%
Pennsylvania              83          $5,203,233.53             4.43%
Rhode Island              49          $3,742,846.20             3.18%
South Carolina            65          $2,789,650.81             2.37%
Tennessee                 10            $363,642.03             0.31%
Texas                      2             $99,139.81             0.08%
Utah                      38          $2,809,223.95             2.39%
Virginia                  59          $3,439,869.72             2.93%
Vermont                    1             $21,090.41             0.02%
Washington                14          $1,044,807.78             0.89%
Wisconsin                 10            $912,562.12             0.78%
Wyoming                    1             $35,981.72             0.03%
                      =================================================
               Total   1,700        $117,558,697.52           100.00%
                      =================================================

                    Priority of Mortgage Loans

-------------------------------------------------------------------------------
                                                        Percentage of
                   Number of        Cut-off Date        Cut-off Date Aggregate
Priority           Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------------------------------------------------

First-priority         1,355         $105,822,470.25           90.02%
Second-priority          345          $11,736,227.27            9.98%
             =================================================================
       Total           1,700         $117,558,697.52          100.00%
             =================================================================


                       Year of Origination

-------------------------------------------------------------------------------
                                                               Percentage of
                                                               Cut-off Date
                          Number of        Cut-off Date        Aggregate
Year of Origination       Mortgage Loans   Principal Balance   Principal Balance
--------------------------------------------------------------------------------

1987                             1              $35,294.72          0.03%
1988                             4              $91,407.57          0.08%
1989                             8             $273,821.48          0.23%
1990                             4             $137,079.52          0.12%
1991                             6             $294,385.11          0.25%
1992                            23           $1,305,123.61          1.11%
1993                             7             $336,934.77          0.29%
1994                            18           $1,019,091.17          0.87%
1995                            22           $1,656,724.98          1.41%
1996                         1,607         $112,408,834.59         95.62%
                           =====================================================
                    Total    1,700         $117,558,697.52        100.00%
                           =====================================================


    Months Remaining to Stated Maturity as of the Cut-off Date

-------------------------------------------------------------------------------

Number of Months                                         Percentage of Cut-off
Remaining to        Number of        Cut-off Date        Date Aggregate
Stated Maturity     Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------------------------------------------------

   0 - 36                2                 $18,966.31             0.02%
  37 - 60               17                $274,600.10             0.23%
  61 - 84                6                $145,580.09             0.12%
  85 - 108              18                $564,639.90             0.48%
109  - 132              90              $4,084,182.33             3.47%
133  - 156              20              $1,239,090.01             1.05%
157  - 180           1,006             $69,816,102.46            59.39%
181  - 240             416             $29,745,311.97            25.30%
241  - Above           125             $11,670,224.35             9.93%
            ===================================================================
     Total           1,700            $117,558,697.52           100.00%
            ===================================================================

                  Types of Mortgaged Properties

--------------------------------------------------------------------------------
                                                             Percentage of
                                                             Cut-off Date
                           Number of       Cut-off Date      Aggregate
Property Type            Mortgage Loans  Principal Balance   Principal Balance
--------------------------------------------------------------------------------

Single-family detached       1,460       $100,610,488.80       85.58%
Single-family attached         123         $6,763,317.42        5.75%
2 - 4 Units                    117        $10,184,891.30        8.66%
                        ========================================================
                Total        1,700       $117,558,697.52      100.00%
                        ========================================================

                 Use of Mortgaged Properties (1)

------------------------------------------------------------------------------
                                                           Aggregate Principal
                                                           Percentage of
                        Number of        Cut-off Date      Cut-off Date
Use                   Mortgage Loans   Principal Balance   Balance
------------------------------------------------------------------------------

Primary residence           1,497        $106,722,557.34       90.78%
Non-primary residence(2)      203         $10,836,140.18        9.22%
                        ======================================================
                Total       1,700        $117,558,697.52      100.00%
                        ======================================================

(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.

                           Second-Lien
               Combined Loan-to-Value Ratio (1) (2)
                 (for Second-Lien Mortgage Loans)

-------------------------------------------------------------------------------
                      Number of
                      Mortgage                      Percentage of
                      Loans in a     Cut-off Date   Cut-off Date
Range of Combined     Second-Lien    Principal      Aggregate Principal Balance
Loan-to-Value Ratios  Position       Balance        in a Second-Lien Position
-------------------------------------------------------------------------------

20.01 - 30.00            4             $83,186.93           0.71%
30.01 - 40.00            6            $186,232.38           1.59%
40.01 - 50.00           14            $534,125.85           4.55%
50.01 - 60.00           35          $1,324,904.00          11.29%
60.01 - 70.00           80          $2,731,557.77          23.27%
70.01 - 75.00           55          $2,089,201.84          17.80%
75.01 - 80.00          146          $4,654,433.22          39.66%
80.01 - 85.00            5            $132,585.28           1.13%

               ================================================================
        Total          345         $11,736,227.27         100.00%
               ================================================================


(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).
(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 69.94%.

             Home Equity Loan-to-Value Ratio (1) (2)

--------------------------------------------------------------------------------
                                                               Percentage of
                                                               Cut-off Date
Range of Home Equity     Number of          Cut-off Date       Aggregate
Loan to Value Ratios     Mortgage Loans     Principal Balance  Principal Balance
--------------------------------- ----------------------------------------------

  0.00 - 10.00%               40              $529,162.60           0.45%
 10.01 - 20.00               142            $3,984,997.66           3.39%
 20.01 - 30.00               111            $3,818,107.80           3.25%
 30.01 - 40.00                79            $3,492,024.95           2.97%
 40.01 - 50.00                94            $4,898,000.30           4.17%
 50.01 - 60.00               124            $8,093,961.01           6.89%
 60.01 - 70.00               291           $20,747,512.56          17.65%
 70.01 - 75.00               129           $11,376,003.08           9.68%
 75.01 - 80.00               664           $57,266,838.18          48.70%
 80.01 - 85.01                26            $3,352,089.38           2.85%
                      ==========================================================
            Total          1,700          $117,558,697.52         100.00%
                      ==========================================================

(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 3% of the Mortgage Loans, the lesser of (i) the appraised value or
     (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratio for first-lien Mortgage Loans is approximately 68.18%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is expected to be approximately 72.52% and 29.04%, respectively.

                  Home Equity Loan Ratio (1) (2)
                 (for second-lien Mortgage Loans)
-------------------------------------------------------------------------------
                                                         Percentage of Cut-off
                     Number of                           Date Aggregate
Range of Home        Mortgage Loans                      Principal Balance of
Equity Loan Ratios   in a Second-         Cut-off Date   Mortgage Loans in a
                     Lien Position    Principal Balance  Second-Lien Position
-------------------------------------------------------------------------------

  0.00 - 10.00%          8                 $85,972.18          0.73%
 10.01 - 20.00%         83              $1,618,603.46         13.79%
 20.01 - 30.00%         91              $2,917,947.18         24.87%
 30.01 - 40.00%         57              $2,214,951.37         18.87%
 40.01 - 50.00%         35              $1,261,392.57         10.75%
 50.01 - 60.00%         25              $1,156,212.28          9.85%
 60.01 - 70.00%         18                $763,559.49          6.51%
 70.00 - 75.00%          5                $212,899.14          1.81%
 75.01 - 80.00%          9                $420,264.00          3.58%
 80.01 - 85.00%          3                $241,173.42          2.05%
 85.01 - 90.00%          6                $330,699.67          2.82%
 90.01 - 100.00%         5                $512,552.51          4.37%
              ================================================================
         Total         345             $11,736,227.27        100.00%
              ================================================================

(1) The "Home Equity Loan Ratio" of a Mortgage Loan that is secured by a second lien is the ratio (expressed as a percentage) that the original principal balance of the Mortgage Loan bears to the sum of the original principal balance of such Mortgage Loan and the outstanding amount of the related first mortgage loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios for second-lien Mortgage Loans is approximately 42.03%.

                            Loan Type
--------------------------------------------------------------------------------
                                                         Percentage of
                      Number of       Cut-off Date       Cut-off Date Aggregate
  Type              Mortgage Loans  Principal Balance    Principal Balance
--------------------------------------------------------------------------------

Balloon                   502        $47,579,780.35          40.47%
Fully Amortizing        1,198        $69,978,917.17          59.53%
                 ==============================================================
          Total         1,700       $117,558,697.52         100.00%
                 ==============================================================

    Months Remaining to Stated Maturity as of the Cut-off Date
                       (for Balloon Loans)
-------------------------------------------------------------------------------
Number of Months     Number of
Remaining to         Balloon      Cut-off          Percentage of Cut-off Date
Stated Maturity      Mortgage     Date Principal   Aggregate Principal Balance
as of Cut-off Date   Loans        Balance          of Balloon Loans
-------------------------------------------------------------------------------

108 - 132               7          $422,624.23             0.89%
133 - 156               3          $234,873.50             0.49%
157 - 180             492       $46,922,282.62            98.62%
         ======================================================================
    Total             502       $47,579,780.35           100.00%
         ======================================================================

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS



1.1 The Underwriting Agreements for the Series 1996-HE3 Certificates (i) dated September 24, 1996, as modified and supplement by the related terms agreement dated September 24, 1996, between GE Capital Mortgage Services, Inc., and Prudential Securities Incorporated and PaineWebber Incorporated, and (ii) dated September 24, 1996, as modified and supplemented by the related terms agreement dated September 24, 1996, between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1996-HE3 Certificates dated as of September 1, 1996 between GE Capital Mortgage Services, Inc., as seller and servicer, and The First National Bank of Chicago, as trustee.

                            SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              GE Capital Mortgage Services, Inc.




                               By:            /s/ Syed W. Ali
                                              ---------------
                               Name:          Syed W. Ali
                               Title:         Vice President







Dated as of September 27, 1996

                            SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   GE Capital Mortgage Services, Inc.




                                   By:           ______________
                                   Name:         Syed W. Ali
                                   Title:        Vice President







Dated as of September 27, 1996

EXHIBIT INDEX


The exhibits are being filed herewith:

----------------------------------------------------------------------------
EXHIBIT NO.                   DESCRIPTION                       PAGE
----------------------------------------------------------------------------

    1.1         The Underwriting Agreement dated
                September 24, 1996, as modified and
                supplemented by the related terms
                agreement dated September 24, 1996,
                between GE Capital Mortgage Services,
                Inc., and Prudential Securities
                Incorporated and PaineWebber
                Incorporated, and the Underwriting
                Agreement dated September 24, 1996, as
                modified and supplemented by the
                related terms agreement dated September
                24, 1996, between GE Capital Mortgage
                Services, Inc. and PaineWebber
                Incorporated.

    4.1         The Pooling and Servicing Agreement for
                the Series 1996-HE3 Certificates dated
                as of September 1, 1996 between GE
                Capital Mortgage Services, Inc., as
                seller and servicer, and The First
                National Bank of Chicago, as trustee.
----------------------------------------------------------------------------